UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  May 17, 2017

(Date of Earliest Event Reported)

CAPSTEAD MORTGAGE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-08896	75-2027937
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

8401 North Central Expressway Suite 800 Dallas, Texas	75225
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 874-2323

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12).

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

ITEM 5.07.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The annual meeting of stockholders was held on May 17, 2017.  As of March 24, 2017, the record date for the annual meeting, there were 96,062,865 shares outstanding and entitled to vote.  At the annual meeting 87,538,131 shares, or approximately 91.13% of the eligible voting shares, were represented either in person or by proxy.

At the meeting, the stockholders voted on the following items:

1.

Proposal (1) to elect eight nominees to our board of directors to hold office until the next annual meeting of stockholders and until their successors are elected and qualified.  The following nominees were elected to the board (constituting the entire board), with the voting results for each nominee as shown:

			Withheld/	Broker
Name	For	Against	Abstentions	Non-votes

Jack Bernard	63,274,755	1,667,284	697,575	21,898,517
Jack Biegler	63,250,488	2,187,164	201,964	21,898,515
Michelle P. Goolsby	63,772,617	1,665,971	201,025	21,898,518
Gary Keiser	63,792,927	1,664,888	181,802	21,898,514
Christopher W. Mahowald	63,243,952	2,180,920	214,740	21,898,519
Michael G. O’Neil	63,637,502	1,788,490	213,625	21,898,514
Phillip A. Reinsch	61,331,689	1,334,918	2,973,006	21,898,518
Mark S. Whiting	63,298,717	2,160,326	180,573	21,898,515

2.	Proposal (2) to approve on an advisory (non-binding) basis our 2016 executive compensation. This proposal was approved by the votes indicated below:

			Broker
For	Against	Abstain	Non-votes

63,355,579	1,591,662	692,370	21,898,520

3.	Proposal (3) to hold an advisory (non-binding) vote on the frequency of stockholder votes on our executive compensation. The voting results are indicated below:

				Broker
1 year	2 years	3 years	Abstain	Non-votes

52,762,910	611,147	11,931,505	334,050	21,898,519

4.

Proposal (4) to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.  This proposal was approved by the votes indicated below:

			Broker
For	Against	Abstain	Non-votes

86,373,918	933,474	230,739	–

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTEAD MORTGAGE CORPORATION

May 19, 2017	By:	/s/ Phillip A. Reinsch
Phillip A. Reinsch
President and Chief Executive Officer,
Chief Financial Officer and Secretary